UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2021 (May 20, 2021)

BlueLinx Holdings Inc.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA	30067
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 953-7000
 _________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 20, 2021, BlueLinx Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2021 Annual Meeting”) to (1) elect six directors to hold office until the Company’s 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (2) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending January 1, 2022; (3) approve the BlueLinx Holdings Inc. 2021 Long-Term Incentive Plan; and (4) approve a non-binding, advisory resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2021 Annual Meeting.

At the close of business of March 25, 2021, the record date for the 2021 Annual Meeting, an aggregate of 9,468,042 shares of the Company’s common stock were issued and outstanding. At the meeting, 6,332,415 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

At the 2021 Annual Meeting, the Company’s stockholders voted as follows:

(1) For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Karel K. Czanderna	4,163,317	41,345	2,127,753
Dominic DiNapoli	4,148,271	56,391	2,127,753
Kim S. Fennebresque	4,080,518	124,144	2,127,753
Mitchell B. Lewis	4,178,337	26,325	2,127,753
J. David Smith	3,944,655	260,007	2,127,753
Carol B. Yancey	4,177,685	26,977	2,127,753

(2) For the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending January 1, 2022:

For	Against	Abstain
6,317,920	11,550	2,945

(3) For the approval of the BlueLinx Holdings Inc. 2021 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
4,128,344	75,926	392	2,127,753

(4) For the approval of the non-binding, advisory resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2021 Annual Meeting:

For	Against	Abstain	Broker Non-Votes
4,093,943	102,512	8,207	2,127,753

Accordingly, the Company’s stockholders elected the six director nominees and approved proposals 2, 3 and 4 at the 2021 Annual Meeting.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
10.1	BlueLinx Holdings Inc. 2021 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement filed on April 20, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: May 24, 2021	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
Chief Administrative Officer, General Counsel and Corporate Secretary